UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2006

Allied Waste Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14705	88-0228636
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15880 North Greenway-Hayden Loop, Suite 100, Scottsdale, Arizona		85260
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 627-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On March 16, 2006, Leon D. Black and J. Tomilson Hill informed the Company of their resignations as Directors of the Company and committee member, due to other commitments. Mr. Black had no committee appointments and Mr. Hill was a member of the Governance and Executive Committees.

(d) Also on March 16, 2006, the Board of Directors elected David I. Foley and Steven Martinez as Directors of the Company. Mr. Foley is a Senior Managing Director in the Private Equity group at the Blackstone Group L.P. ("Blackstone"), affiliates of which are significant shareholders of the Company. Mr. Foley was also appointed to serve on the Governance Committee of the Board of Directors. Mr. Foley will replace Mr. Hill as a Shareholder Designee on the Company's Board of Directors pursuant to the Third Amended and Restated Shareholders Agreement, dated December 18, 2003, between the Company and Apollo Advisors II, L.P. and Blackstone Capital Partners II Merchant Bank Fund L.P., including affiliated or related persons.

Prior to joining Blackstone in 1995, Mr. Foley worked on private equity investments for AEA Investors. Mr. Foley received a B.A. and an M.A. in Economics from Northwestern University and received an M.B.A. from the Harvard Business School. Mr. Foley also serves on the Boards of Directors of Foundation Coal Holdings, Kosmos Energy, Mega Bloks and Sithe Global Power.

Mr. Martinez is a Partner at Apollo Management, L.P. ("Apollo"), affiliates of which are significant shareholders of the Company. Mr. Martinez was also appointed to serve on the Governance Committee of the Board of Directors. Mr. Martinez will replace Mr. Black as a Shareholder Designee on the Company's Board of Directors pursuant to the Third Amended and Restated Shareholders Agreement, dated December 18, 2003, between the Company and Apollo Advisors II, L.P. and Blackstone Capital Partners II Merchant Bank Fund L.P., including affiliated or related persons.

Prior to joining Apollo in 2000, Mr. Martinez worked for Goldman Sachs & Company and Bain & Company. Mr. Martinez received a B.A. from the University of Pennsylvania, a B.S. from the Wharton School of Business and an M.B.A. from the Harvard Business School. Mr. Martinez also serves on the Board of Directors of Goodman Global Holdings.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Waste Industries, Inc.

March 21, 2006	By:	Peter S. Hathaway

Name: Peter S. Hathaway
Title: Executive Vice President and Chief Financial Officer